UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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First Capital, Inc.
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April 9, 2019

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc.  We will hold the meeting at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 22, 2019, at 12:00 noon, local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we also will report on the operations of the Company.  Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to vote via the Internet or telephone or by returning a completed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Michael L. Shireman	William W. Harrod
Chairman of the Board	President and Chief Executive Officer

FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 noon, local time, on Wednesday, May 22, 2019

PLACE	First Harrison Bank
220 Federal Drive, N.W.
Corydon, Indiana 47112

ITEMS OF BUSINESS	(1) The election of five (5) directors to serve for a term of three years;

(2) The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3) An advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

(4) An advisory vote on the frequency of the advisory vote on the compensation of executive officers;

(5) A vote on the approval of the First Capital, Inc. 2019 Equity Incentive Plan; and

(6) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on March 28, 2019.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone, or by completing and returning a proxy card. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to those shareholders that have not voted as of April 23, 2019. You can revoke a proxy at any time before it’s exercised at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Jill R. Keinsley
Corporate Secretary

Corydon, Indiana
April 9, 2019

FIRST CAPITAL, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of First Capital, Inc. for the 2019 annual meeting of shareholders and for any adjournment or postponement of the annual meeting.  In this proxy statement, we may also refer to First Capital, Inc. as “First Capital,” the “Company,” “we,” “our” or “us.”

First Capital is the holding company for First Harrison Bank.  In this proxy statement, we may also refer to First Harrison Bank as “First Harrison” or the “Bank.”

We will hold the annual meeting at the Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana 47112, on Wednesday, May 22, 2019, at 12:00 noon, local time.

We intend to provide access to this proxy statement and a proxy card to shareholders of record beginning on or about April 9, 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2019

This Proxy Statement is available at http://www.edocumentview.com/FCAP.

Also available on this website is the Company’s 2018 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Capital common stock if the records of the Company show that you held your shares as of the close of business on March 28, 2019.  As of the close of business on March 28, 2019, a total of 3,364,494 shares of First Capital common stock were outstanding.  Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own your shares of common stock of First Capital in one or more of the following ways:

•                  Directly in your name as shareholder of record;

•                  Indirectly through a broker, bank, or other holder of record in “street name;” or

•                  Indirectly through the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”) and Trust.

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank, or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank, or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank, or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank, or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage account statement or a letter from your bank or broker are examples of proof of ownership.  If you want to vote your shares of First Capital common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank, or other holder who is the record holder of your shares.

Participants in the ESOP may direct the ESOP trustees how to vote the shares allocated to their accounts.  See “Participants in the ESOP” below.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, shareholders will elect five (5) directors to each serve for a term of three (3) years.  In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.  The maximum number of directors to be elected at the annual meeting is five (5).

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal, or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.  Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

In voting on the advisory resolution regarding the frequency of the shareholder vote to approve the compensation of the named executive officers, you may vote for a frequency of one year, two years, or three years or abstain from voting. The option of one year, two years, or three years that receives the highest number of votes cast by shareholders will be the frequency that has been selected by shareholders. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation.

In voting on the resolution to approve the First Capital, Inc. 2019 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

Effect of Not Casting Your Vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors, or with respect to the two advisory proposals regarding executive compensation. Your bank or broker is unable to vote your uninstructed shares in the election of directors or with respect to the two advisory proposals regarding executive compensation. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the two advisory proposals regarding executive compensation, no votes will be cast on your behalf.  These are referred to as “broker non-votes.”  Your bank or broker, however, will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. With respect to the proposal to approve the First Capital, Inc. 2019 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as a vote “against” the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the ratification of the appointment of the independent registered public accounting firm and the advisory resolutions regarding executive compensation, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Board is sending you this proxy statement for the purpose of requesting that you allow your shares of our common stock to be represented at the annual meeting by the designated proxies named by the Board.  All shares of our common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date, and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board.

The Board recommends a vote:

•                  “FOR” each of the nominees for director;

•                  “FOR” the ratification of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm;

•                  “FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•                  To hold the advisory vote to approve the compensation of the Company’s named executive officers every “ONE YEAR”; and

•                  “FOR” the approval of First Capital, Inc. 2019 Equity Incentive Plan.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting.  To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to cast their vote, and confirm that their vote has been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 1:00 a.m., local time, on May 22, 2019.

Participants in the ESOP

If you participate in the ESOP, you will receive a voting instruction form for all shares you may vote under the plan.  Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her account.  The ESOP trustees will vote all allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustees have received valid voting instructions.  The deadline for returning your voting instructions to the ESOP trustees is May 17, 2019.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and fully complies with the laws, rules, and regulations that govern the Company’s operations.  As part of this periodic corporate governance review, the Board reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Board currently consists of twelve members.  All of the directors are independent under the listing standards of the The NASDAQ Stock Market LLC (the “Nasdaq Rules”), except for William W. Harrod, our Chief Executive Officer.  In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that the Bank has, directly or indirectly, made to Directors Byrd, Ernstberger, Harrod, Huber, Kraft, Moore, Orwick, Mark Shireman, Uhl, and Wallace.

Board Leadership Structure and Board’s Role in Risk Oversight

Michael L. Shireman currently serves as Chairman of the Board.  The Chairman is independent under the Nasdaq Rules and does not serve as Chief Executive Officer.  However, the Board does not believe that mandating a particular structure, such as requiring that the Chairman of the Board be independent under the Nasdaq Rules or separating the Chairman and Chief Executive Officer positions, are necessary to achieve effective oversight. The Board endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputation risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk management oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  Toward this end, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through the Board’s standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members.  The members of the Audit, Compensation, and Nominating Committees are each independent in accordance with the relevant Nasdaq Rules.  The charters of the Audit Committee, Nominating Committee, and Compensation Committee are available in the Investor Relations section of the Bank’s website (www.firstharrison.com).

Director	Executive Committee	Audit Committee	Compensation Committee	Nominating Committee
Christopher L. Byrd		X	X
Kathryn W. Ernstberger	X		X	X
Robert C. Guilfoyle		X		X
William W. Harrod	X
Dana L. Huber	X		X	X*
Pamela G. Kraft	X	X	X*
Lou Ann Moore				X
William I. Orwick, Sr.		X
Mark D. Shireman
Michael L. Shireman	X*
Samuel E. Uhl	X
Carolyn E. Wallace	X	X*
Number of Meetings in 2018	1	8	4	3

*  Denotes Chairperson

Executive Committee.  The Executive Committee evaluates issues of major importance to the Company between regularly scheduled Board meetings.  The Executive Committee acts on issues delegated to it by the Board.

Audit Committee.  The Board has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended.  The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board has determined that Christopher L. Byrd, William I. Orwick, Sr., Pamela G. Kraft and Carolyn E. Wallace are “audit committee financial experts” under the rules of the Securities and Exchange Commission.  The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement.  See “Report of the Audit Committee.”

Compensation Committee.  The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and periodically reviews and makes recommendations to the Board regarding the compensation of non-employee directors. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer including base salary, annual incentives, short-term incentives, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the Chief Executive Officers’ total compensation package.  Decisions by the Compensation Committee with respect to the compensation of the Chief Executive Officer are approved by the full Board, excluding any member of the Board that also serves as the Chief Executive Officer. The Compensation Committee reviews and makes recommendations to the Board with respect to any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers. The Compensation Committee also assists the Board in evaluating potential candidates for executive positions.

Nominating Committee.  The Nominating Committee annually selects the Board’s nominees for election as directors.  For the procedures of the Nominating Committee, see “Nominating Committee Procedures” below.

Nominating Committee Procedures

General.  It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear qualified to serve on the Board.  The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating Committee does not perceive a need to increase the size of the Board.  In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders.  To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to Dana L. Huber, Chairperson of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.                                      The name of the person recommended as a director candidate;

2.                                      All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.                                      The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.                                      As to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.                                      A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the Nominating Committee must receive the recommendation at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications for Nominees.  The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board.  First, a candidate must meet the age limitation requirements set forth in the Company’s Bylaws.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees:  financial, regulatory, and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board, and regulatory disclosure obligations.  The Board will also consider the extent to which the candidate helps the Board reflect the diversity of the Company’s shareholders, employees, customers, and communities. The Nominating Committee also may consider the current composition of the Board, the balance of management and independent directors, and the need for audit committee expertise.

In addition, before nominating an existing director for re-election to the Board, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees.  For purposes of identifying nominees for the Board, the Nominating Committee relies on personal contacts of the committee members and other members of the Board, as well as its knowledge of members of First Capital’s local communities.  The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above.  The Nominating Committee has not used an independent search firm in identifying nominees.

In evaluating potential candidates, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Board and Committee Meetings

The business of First Capital and First Harrison is conducted through meetings and activities of their respective Boards of Directors and committees.  During the fiscal year ended December 31, 2018, the Board held 13 meetings and the Board of Directors of First Harrison held 12 meetings.  Robert C. Guilfoyle attended fewer than 75% of the total meetings of the Audit Committee held in 2018.

Directors Attendance at Annual Meeting

The Board encourages directors to attend the Company’s annual meeting of shareholders.  All directors other than Michael L. Shireman attended the Company’s 2018 annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard 16, as adopted by the Public Company Accounting Oversight Board, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Audit Committee of the Board of Directors

of First Capital, Inc.

Carolyn E. Wallace, Chairperson

Christopher L. Byrd

William I. Orwick, Sr.

Pamela G. Kraft

Robert C. Guilfoyle

DIRECTORS’ COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2018 fiscal year.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2)	All Other Compensation (3)	Total
Christopher L. Byrd	$15,299	$13,022	$—	$1,836	$30,157
Kathryn W. Ernstberger	15,299	13,022	—	1,836	30,157
Robert C. Guilfoyle	6,580	13,022		658	20,260
Dana L. Huber	15,299	13,022	—	1,836	30,157
Pamela G. Kraft	15,299	13,022	—	1,836	30,157
Lou Ann Moore	6,580	13,022		658	20,260
William I. Orwick, Sr.	15,299	13,022	—	1,836	30,157
Kenneth R. Saulman (4)	6,542		—	654	7,196
Mark D. Shireman	15,299	13,022	4,590	1,836	34,747
Michael L. Shireman	15,299	13,022	—	1,836	30,157
Samuel E. Uhl	15,299	13,022	—	1,836	30,157
Carolyn E. Wallace	15,299	13,022	—	1,836	30,157

(1)               Represents a stock award of 250 shares of restricted common stock awarded on February 19, 2019 under the 2009 Equity Incentive Plan based on the Company’s 2018 performance. The value of such stock award is based on a closing price of $52.09 on February 19, 2019.

(2)               Represents above market earnings credited to the directors’ deferred compensation arrangements in fiscal 2018. Only Mark D. Shireman maintains a deferred compensation agreement with First Harrison Bank.

(3)               Represents a bonus earned in 2018 and paid in the first quarter of 2019.

(4)               Kenneth R. Saulman’s service as a director was terminated on 5/23/2018 because he no longer met the age requirement to serve as a director.

Directors’ Fees

For the year ending December 31, 2019, members of First Harrison’s Board of Directors will receive $1,315 in January and $1,355 per month for the remainder of the year. No separate fees will be paid for service on committees or on First Capital’s Board of Directors.

Directors’ Deferred Compensation Agreements

Effective April 1, 1992, First Harrison Bank entered into a Director Deferred Compensation Agreement with Mark D. Shireman.  The agreement provided Mr. Shireman with an opportunity to defer a portion of his respective fees for a specified period of time.  All deferrals have ceased under the agreements.  The agreement provides Mr. Shireman with a fixed benefit which, at his election, is payable in a lump sum or monthly over a 180-month period.  The agreement provides that Mr. Shireman may receive his respective deferred compensation benefit upon the earlier of: attainment of age 70, disability, early retirement or death.

STOCK OWNERSHIP

First Capital does not know of any beneficial owners of more than 5% of the Company’s outstanding common stock.  The following table provides information as of March 28, 2019 about the shares of First Capital common stock that may be considered to be beneficially owned by each director, each nominee for director, by each named executive officer listed in the “Summary Compensation Table” and by all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Christopher L. Byrd	5,098	(2)	*
Kathryn W. Ernstberger	1,807	(2)	*
Michael C. Frederick	7,552	(3)	*
Robert C. Guilfoyle	250	(4)	*
William W. Harrod	14,478	(5)	*
Dana L. Huber	7,195	(6)	*
Jill Keinsley	4,015	(7)	*
Pamela G. Kraft	2,309	(8)	*
Lou Ann Moore	250	(4)	*
William I. Orwick, Sr.	3,750	(2)	*
Mark D. Shireman	50,330	(9)	1.50%
Michael L. Shireman	21,899	(10)	*
Dennis Thomas	10,880	(11)	*
Samuel E. Uhl	20,758	(12)	*
Carolyn E. Wallace	1,698	(2)	*
All directors and executive officers as a group (15 persons)	152,269		4.53%

*Less than 1.0%.

(1)                   Based on 3,364,494 shares of Company common stock outstanding and entitled to vote as of March 28, 2019.

(2)                   Includes 950 shares of restricted stock.

(3)                   Includes 3,060 shares allocated under the ESOP as to which Mr. Frederick exercises voting but not investment power and 2,850 shares of restricted stock.

(4)                   Includes 250 shares of restricted stock.

(5)                   Includes 3,752 shares allocated under the ESOP as to which Mr. Harrod exercises voting but not investment power and 5,925 shares of restricted stock.

(6)                   Includes 750 shares of restricted stock.

(7)                   Includes 237 shares allocated under the ESOP as to which Ms. Keinsley exercises voting but not investment power and 2,850 shares of restricted stock.

(8)                   Includes 200 shares held by the individual retirement account of Ms. Kraft’s spouse and 950 shares of restricted stock.

(9)                   Includes 7,992 shares owned by Mr. Mark Shireman’s spouse, 2,200 shares held by the individual retirement account of Mr. Mark Shireman’s spouse, and 2,487 shares of restricted stock.

(10)            Includes 4,684 shares owned by Mr. Michael Shireman’s spouse, 3,802 shares held by the individual retirement account of Mr. Michael Shireman’s spouse, 500 shares held indirectly for Mr. Shireman’s grandchildren, and 950 shares of restricted stock.

(11)            Includes 1,886 shares allocated under the ESOP as to which Mr. Thomas exercises voting but not investment power, and 2,850 shares of restricted stock.

(12)            Includes 20 shares owned by Mr. Samuel Uhl’s spouse and 1,822 shares of restricted stock.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board is divided into three (3) classes with three-year staggered terms, with approximately one-third of the directors elected each year.  Five (5) directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified, or their earlier resignation, removal, or death.  The nominees are Christopher L. Byrd, Pamela G. Kraft, Mark D. Shireman, Michael L. Shireman and Samuel E. Uhl, each of whom are currently directors of the Company and the Bank.

The Board intends to vote the proxies solicited by it in favor of the election of the nominees named above.  If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board.  Alternatively, the Board may adopt a resolution to reduce the size of the Board.  At this time, the Board does not know of any reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Christopher L. Byrd, Pamela G. Kraft, Mark D. Shireman, Michael L. Shireman and Samuel E. Uhl.

Information regarding the Board’s nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated in each individual’s biography is as of the date of the 2019 annual meeting.  The indicated period for service as a director includes service as a director of First Harrison.

Board Nominees for Terms Ending in 2022

Christopher L. Byrd is the manager and owner of Hoosier Hollywood Development, LLC (d/b/a Corydon Cinemas) in Corydon, Indiana, and is also a licensed certified public accountant and attorney.  Age 51.  Director since 2010.

Mr. Byrd’s background offers the Board significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Byrd offers the Board significant business experience from a setting outside of the financial services industry.

Pamela G. Kraft is the President of Generations Monuments & Memorials, Inc. in New Albany, Indiana and serves as Vice President — Treasurer of the Funeral Consumer Guardian Society in New Albany, Indiana.  Age 60.  Director since 2010.

Ms. Kraft’s involvement with the Funeral Consumer Guardian Society has allowed her to develop strong ties to the community and has provided the Board with valuable insight regarding the local business environment.

Mark D. Shireman is the Chairman of the Board of James L. Shireman, Inc. in Corydon, Indiana.  Age 67.  Director since 1989.

Mr. Shireman’s substantial small company management experience, specifically within the region in which the Bank conducts its business, provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry through his involvement in business and civic organizations in the communities in which the Bank serves.

Michael L. Shireman is the Chairman of the Board of Uhl Truck Sales, Inc., a medium and heavy truck dealer in Louisville, Kentucky and Palmyra, Indiana.  Mr. Shireman is a former director of HCB Bancorp, Inc.  Age 70.  Director since 2000.

Mr. Shireman’s background offers the Board significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry.

Samuel E. Uhl served as the President and Chief Executive Officer of First Harrison and as the Chief Operating Officer of First Capital from 1996 until his retirement in 2012.  Age 73.  Director since 1995.

Mr. Uhl’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank.  In addition, Mr. Uhl’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to serve as director.

Directors Continuing in Office with Terms Ending in 2020

William W. Harrod became the President and Chief Executive Officer of First Capital in January 2000 and became the President and Chief Executive Officer of First Harrison in October 2012.  Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp, Inc. and Harrison County Bank.  Mr. Harrod is a former director of HCB Bancorp, Inc.  Age 63.  Director since 2000.

Mr. Harrod’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank.  In addition, Mr. Harrod’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as President and Chief Executive Officer of the Company.

Lou Ann Moore is currently an Owner and real estate broker for Century 21 Advantage Plus. She also serves on the Board of Directors of the Jefferson County Technical College, Bullitt County YMCA and Bullitt County Chamber of Commerce and serves on the Board of Trustees for the Bernheim Arboretum and Research Forest. Age 62. Director since 2018.

Ms. Moore’s expertise in real estate affords the Board valuable insight regarding particular real estate markets and offers the Board a unique perspective on operations of the Company and the Bank.

Robert C. Guilfoyle is the Founder and past Chief Executive Officer of Abe AI, Inc. and previously served as Chief Product Officer for Edukate, Inc. He holds a Bachelor’s of Science in Informatics with a focus on Information Security and Computer Science from Indiana University. Age 29. Director since 2018.

Mr. Guilfoyle’s technology background will provide the Board with valuable insight into how the Bank may be able to better serve its customers.

Dana L. Huber is currently the Vice President, Marketing and Public Relations at Huber’s Orchard, Winery, & Vineyards.  Prior to joining Huber’s Orchard, Winery, & Vineyards in 2003, Ms. Huber worked for Humana, Citicorp, and Kindred Healthcare.  Age 51.  Director since 2015.

Ms. Huber’s experience managing a sixth generation family owned business offers the Board substantial small company management experience. She is also very familiar within the region in which the Bank conducts its business and provides the Board with insight regarding the local business and consumer environment.

Directors Continuing in Office with Terms Ending in 2021

Kathryn W. Ernstberger is a professor of business administration at Indiana University Southeast in New Albany, Indiana.  Age 56.  Director since 2003.

Ms. Ernstberger’s expertise provides the Board with quantitative business analysis skills, specifically in the areas of statistics and mathematical modeling.

William I. Orwick, Sr. has been a partner in the accounting firm of Rodefer Moss & Co., PLLC in New Albany, Indiana since September 2009.  Mr. Orwick was previously a partner in the accounting firm of Melhiser Endres Tucker CPAs PC prior to such firm’s acquisition by Rodefer Moss & Co., PLLC in September 2009.  Age 62.  Director since 2010.

As a partner in a certified public accounting firm, Mr. Orwick provides the Board with significant experience regarding accounting and compliance matters.  Mr. Orwick’s experience also offers the Board substantial small and local company operations and management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Orwick offers the Board significant business experience individually and from his network of professionals and organizations both familiar with matters outside and inside of the financial services industry.

Carolyn E. Wallace is the Director of Business Operations for the South Harrison Community School Corporation in Corydon, Indiana.  Age 50.  Director since 2010.

Ms. Wallace’s training as a certified public accountant and accounting background provide the Board with experience regarding accounting and financial matters.

Item 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Monroe Shine & Co., Inc. to be the Company’s independent registered public accounting firm for the 2019 fiscal year, subject to ratification by shareholders.  A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he/she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board will consider other independent registered public accounting firms.

The Board recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm.

Audit Fees.  The following table sets forth the fees that Monroe Shine & Co., Inc. billed to the Company for the fiscal years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees (1)	$138,320	$134,390
Audit-Related Fees (2)	20,605	23,365
Tax Fees (3)	23,875	26,755
All Other Fees	—	—
TOTAL	182,800	184,510

(1)                  Includes fees billed for the integrated audit of the consolidated financial statements and internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, and the review of interim financial information contained in quarterly reports on Form 10- Q and other regulatory reports.

(2)                  Includes fees billed for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation, and consultation concerning financial accounting, reporting and regulatory standards.

(3)                   Includes fees billed for tax compliance services, including preparation of federal and state income tax returns, preparation of property tax returns, and tax payment and planning advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.  The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

Item 3 — Advisory Vote on Executive Compensation

As required by federal securities laws, the Board is providing the Company’s shareholders with an opportunity to provide an advisory vote on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through a vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2018 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board, or the Compensation Committee. However, our Board and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board recommends that shareholders vote “FOR” the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in this proxy statement.

Item 4 — Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

As required by federal securities laws, the Board is providing the Company’s shareholders with an opportunity to provide an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers. We are asking shareholders whether the advisory vote should occur every year, every two years or every three years.

The Board has considered the frequency of the advisory vote on the compensation of the Company’s named executive officers that it should recommend. After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of the Company’s named executive officers to shareholders, the Board recommends submitting the advisory vote on the compensation of the Company’s named executive officers to shareholders annually.

The Board believes an annual advisory vote on the compensation of the Company’s named executive officers will allow the Board to obtain information on the shareholders’ views of the compensation of the Company’s named executive officers on a more consistent basis. In addition, the Board believes an annual advisory vote on the compensation of the Company’s executive officers will provide the Board with frequent input from shareholders on the Company’s compensation programs for its named executive officers. Finally, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers aligns more closely with the Company’s objective to engage in regular dialogue with its shareholders on corporate governance matters, including the Company’s executive compensation philosophy, policies and programs.

This advisory vote on the frequency of the advisory vote on the compensation of our named executive officers is not binding on us, our Board, or the Compensation Committee. However, our Board and the Compensation Committee will review and consider the outcome of this advisory vote when making decisions on the frequency of the advisory vote.

The Board recommends that shareholders vote to hold the advisory vote on the compensation of the Company’s named executive officers every year.

Item 5 — Approval of First Capital, Inc. 2019 Equity Incentive Plan

The fifth item to be acted upon at the annual meeting is the approval of the First Capital, Inc. 2019 Equity Incentive Plan (the “2019 Plan”), adopted on February 19, 2019 by the Board.  The Board’s adoption of the 2019 Plan is subject to approval by the shareholders at the annual meeting.

The Board currently administers the First Capital, Inc. 2009 Equity Incentive Plan (the “2009 Plan”), which became effective at the annual meeting of the shareholders in 2009, and promotes the success, and enhances the value, of the Company, by linking the personal financial and economic interests of employees, officers and directors of the Company or any affiliate to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The 2009 Plan is set to terminate on the tenth anniversary of the date in which it was approved and adopted by the shareholders of the Company. In light of the term of the 2009 Plan, the Board reviewed and reassessed the adequacy of the 2009 Plan and determined, in its best business judgment, that it would be in the best interests of the Company and its shareholders to terminate the 2009 Plan and to create the 2019 Plan.

The 2019 Plan becomes effective upon shareholder approval. Immediately after that approval, the Board will terminate the 2009 Plan, and any unused shares from the 2009 will be handled as described below. The following summary of the material features of the 2019 Plan is qualified in its entirety by reference to the full text of the 2019 Plan, which is set out in Appendix A to this Proxy Statement.

Eligibility and Types of Awards

The committee of the Board of Directors described in Article 4 of the 2019 Plan (the “Committee”), in its discretion, may grant an award under the 2019 Plan to any employee, officer or director of the Company or an affiliate. The 2019 Plan provides for the following types of awards with respect to shares of the Company’s common stock: incentive stock options, nonstatutory stock options, restricted shares, performance shares and stock appreciation rights.

Common Shares Subject to the 2019 Plan

Subject to adjustment as described below, the aggregate number of shares of the Company’s common stock that may be issued pursuant to awards under the 2019 Plan is 176,150 (all of which may be issued pursuant to the exercise of incentive stock options, to the extent such awards are granted under the 2019 Plan). If an award under the 2009 Plan is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued shares subject to the award shall not be available for issuance pursuant to awards subsequently granted under the 2019 Plan. Further, no additional participants, as that term is defined in the 2009 Plan, are eligible for grants of awards under the 2009 Plan.

In the event of any stock split, stock dividend, extraordinary cash dividend, spin-off, or other relevant change affecting the Company’s common stock, the Committee may adjust the number of shares available for grants and the number of shares and price under outstanding grants made before the event, as provided in the 2019 Plan.

Administration

The 2019 Plan will be administered by the Committee, which has broad discretionary authority under the 2019 Plan.

Description of Award Types

Subject to the limits imposed by the 2019 Plan and described below, the Committee, in its discretion, may award any of the following types of awards to any employee, officer or director: (i) nonstatutory stock options, (ii) stock appreciation rights, (iii) restricted shares, and (iv) performance shares. Incentive stock options may be granted only to employees of the Company or a parent or subsidiary of the Company.

Limits on Awards

No right or interest of a participant, as that term is defined in the 2019 Plan, in any unexercised or restricted award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an affiliate, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company or an affiliate.

Shares of common stock of the Company subject to an award under the 2019 Plan shall not again be made available for issuance or delivery under the 2019 Plan if such shares of common stock of the Company are (a) shares of common stock of the Company tendered in payment of an option, as defined in the 2019 Plan, (b) shares of common stock of the Company delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares of common stock of the Company covered by a stock settled stock appreciation right or other award that were not issued upon the settlement of the award.

Stock Options

The Committee may grant nonstatutory stock options and/or incentive stock options. The Committee establishes the option price, which may not be less than 100% of the fair market value of the stock on the grant date. The Committee establishes the vesting date and the term of the option, subject to a maximum term of 10 years. A participant may pay the option price in cash, shares of common stock or other property (including cashless exercise arrangements).

Additional limits and rules apply to incentive stock options. Thus, for example, the Committee may not grant an employee incentive stock options to the extent that it would result in the employee first being able to exercise incentive stock options to purchase shares with an aggregate fair market value (determined as of the grant date) of more than $100,000 in any calendar year. No incentive stock option may be granted to any individual who, at the grant date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the company or any parent or subsidiary unless the exercise price per share of such option is at least 110% of the fair market value per share at the grant date and the option expires no later than five (5) years after the grant date.

Stock Appreciation Rights (SARs)

The Committee may grant stock appreciation rights (“SARs”). All such awards shall be evidenced by an award agreement. Upon the exercise of a SAR, the participant to whom it is granted has the right to receive the excess, if any, of: (1) the fair market value of a share of common stock of the Company on the date of exercise; or (2) the grant price of the SAR as determined by the Committee, which shall not be less than the fair market value of a share of common stock of the Company on the date of grant in the case of any SAR related to any incentive stock option.

Restricted Stock

The Committee may grant restricted shares of Company stock subject to such terms and conditions as may be selected by the Committee. Restricted shares of the Company stock shall be subject to restrictions on transferability and other restrictions, including voting restrictions, as the Committee may impose.

Performance Shares

The Compensation Committee may grant performance awards in the form of performance shares. An award of a performance share is a grant of a right to receive shares of common stock of the Company which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of the share of common stock of the Company on that date. The Committee may determine the nature, length and starting date of the period during which a participant may earn a performance award. No later than ninety (90) days (or such other time as determined by the Committee with respect to an award) following the commencement of a performance period, the Committee shall, in writing, select the performance goal(s) applicable to the performance period, establish the various targets and bonus amounts which may be earned for such performance period, and specify the relationship between the performance goals and targets and the amounts to be earned by each participant for the performance period.

Change of Control

In general, in the event of a “change in control” (as such term is defined in the 2019 Plan) of the Company, (i) all “options” (as such term is defined in the 2019 Plan) made under the 2019 Plan become immediately exercisable. If a participant’s employment or service is involuntarily terminated or constructively terminated for any reason except “cause” (as such term is defined in the 2019 Plan) within twelve (12) months of such “change in control,” then the participant will have until the expiration of the term of the option to exercise the option, (2) any time-based and other restrictions imposed on restricted stock shall lapse, and (3) the Committee shall have the ability to unilaterally determine that all outstanding awards are canceled, and the value of the awards will be paid out in cash in an amount based on the change in control price within a reasonable time.

Amendment and Termination

The Board may amend, suspend, or terminate the 2019 Plan at any time. Shareholder approval of an amendment will be required only upon the Board’s determination that as a result of the amendment, (1) the shares available under the 2019 Plan would be materially increased, (2) the types of awards available under the 2019 Plan, the class of eligible participants, or the term of the 2019 Plan would be materially expanded, or (3) shareholder approval is otherwise necessary to satisfy applicable legal and regulatory agency rules.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax provisions currently applicable to awards granted under the 2019 Plan. The tax consequences to a participant and the Company vary depending on the type of award, and the laws that govern the tax aspects of awards under the 2019 Plan are highly technical and are subject to change.

Generally, there are no federal income tax consequences to the employee or the Company upon the grant or exercise of an incentive stock option. If the employee holds the shares purchased through the exercise of an incentive stock option for more than two years after the grant day and one year after the exercise date (“required holding period”), the employee will be eligible for capital gains treatment on any excess of the sales price over the option price upon selling the shares. A capital loss will be recognized to the extent that the amount realized from the disposition of the shares is less than the exercise price. The Company does not receive an income tax deduction with respect to incentive stock options, provided that the employee disposes of the shares after the required holding period. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. If the employee sells the shares during the required holding period, he must recognize ordinary income on the date of sale equal to the difference between the option price and the fair market value of the shares on the exercise date.  If the amount realized from the disposition of the shares exceeds the value of the shares on the date of exercise, the additional amount generally will be capital gain.  If the amount realized from the disposition of the shares is less than the exercise price, then the participant generally will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares. Dispositions general include a sale, exchange, gift, or transfer of legal title, subject to certain exceptions. The Company generally receives an income tax deduction in the same amount and at the same time as the employee realizes ordinary income.

The recipient of a nonstatutory stock option realizes ordinary income upon exercising the option equal to the excess of the fair market value on the exercise date of the shares purchased over the option price. The Company also receives an income tax deduction in the same amount and at the same time as the recipient realizes ordinary income. Upon the subsequent sale of any such shares by the recipient, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or loss. The holding period for the shares acquired commences on the date after the participant exercises the option.

An employee generally does not recognize income from the grant of restricted shares until the restrictions on the shares lapse. At that time, the employee must recognize as ordinary income an amount equal to the fair market value of the shares, and the Company is entitled to a corresponding deduction. Pursuant to Internal Revenue Code Section 83(b), an employee may elect to recognize income at the time of the grant, based on the value of the shares at that time, in which case that Company may take a corresponding deduction. Dividends on restricted shares paid to employees before the lapse of restrictions are taxable to the employee and deductible by the Company. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting (or the filing of a Code Section 83(b) election).

The grant of a stock appreciation right generally will not result in taxable income to the participant. Upon the receipt of shares, rather than cash, as a result of the exercise of a stock appreciation right, the fair market value of shares received generally will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding income tax deduction. If shares are acquired, gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. The participant’s holding period for the shares commences on the date after the shares are issued. Stock appreciation rights settled in cash generally are taxable as ordinary income, with the Company entitled to a corresponding tax deduction.

In general, other awards under the 2019 Plan are taxable to the employee and deductible by the Company at the time paid.

Withholding Tax

All distributions under the 2019 Plan are subject to any required withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the 2019 Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations generally may be satisfied through cash payment by the participant, through the surrender of shares of Company common stock that the participant already owns or through the surrender of shares of Company common stock to which the participant is otherwise entitled under the 2019 Plan.

Internal Revenue Code Section 409A

Code Section 409A provides that covered amounts deferred under a non-qualified deferred compensation plan are includable in the participant’s gross income and subject to additional tax of 20% plus, in certain cases, an interest charge, to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. Certain types of awards under the 2019 Plan (other than incentive stock options and non-qualified stock options that meet the rules to be exempt from Code Section 409A) may be subject to Code Section 409A. It is the intent of the Committee that awards under the 2019 Plan be structured so that they are not subject to Code Section 409A. If subject to Code Section 409A, however, the 2019 Plan and the award agreements are intended to comply with Code Section 409A requirements.

The Board recommends a vote FOR the proposal contained in Item 5 to approve and adopt the First Capital, Inc. 2019 Incentive Compensation Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the compensation paid, awarded to, or earned for the fiscal years ended December 31, 2018, and 2017 by each of the Company’s executive officers.

				Non-Equity
Name and				Incentive	All Other
Principal Position	Year	Salary (1)	Stock Awards (2)	Compensation (3)	Compensation (4)	Total

William W. Harrod	2018	$236,145	$39,068	$31,968	$29,413	$336,594
President, Chief Executive Officer	2017	227,213	56,130	37,348	29,005	349,696

Michael C. Frederick	2018	136,017	39,068	23,566	24,341	222,992
Chief Financial Officer	2017	131,736	56,130	27,763	24,035	239,664

Dennis Thomas	2018	123,513	39,068	22,319	16,653	201,553
Senior Vice President	2017	119,625	56,130	26,322	16,355	218,432

Jill Keinsley	2018	109,323	39,068	20,902	15,177	184,470
Senior Vice President	2017	105,626	56,130	24,634	18,178	204,568

(1)         For Mr. Harrod, includes directors’ fees for service as an employee director of $15,754 and $15,299 for 2018 and 2017, respectively.

(2)         For 2017, represents a stock award of 1,500 shares of restricted common stock awarded on February 20, 2018 under the Bonus Plan. The value of such stock award is based on a closing price of $37.42 on February 20, 2018. Each stock award vests over a five (5) year period, with one-fifth (1/5) vesting on each July 1st, beginning July 1, 2019. For 2018, represents a stock award of 750 shares of restricted common stock awarded on February 19, 2019. The value of such stock award is based on a closing price of $52.09 on February 19, 2019. Each stock award vests over a five (5) year period, with one-fifth (1/5) vesting on each July 1st, beginning July 1, 2020.

(3)         Bonus amounts earned in 2018 and 2017 were paid in January 2019 and January 2018, respectively, under the Bonus Plan.

(4)         Details of the amounts reported in the “All Other Compensation” column for 2018 are provided in the table below:

	Harrod	Frederick	Thomas	Keinsley
Employer contributions to 401(k) plan	$14,840	$9,496	$8,623	$7,631
Health insurance	11,402	11,817	6,565	5,255
Disability insurance	948	948	948	917
Life insurance	396	253	246	218
Dental insurance	271	271	271	—
Vision insurance	56	56	—	56
Employer contributions to health savings account	1,500	1,500	—	1,000

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding stock awards at December 31, 2018 held by our executive officers. At December 31, 2018 there were no outstanding stock options. Market values for outstanding stock awards are based on the closing price of our common stock on December 31, 2018 (the last trading day of the year) of $42.48.

	Number of Shares of Stock That Have Not Vested (1)	Market Value of Shares of Stock That Have Not Vested
William W. Harrod	2,100	$33,066
Michael C. Frederick	2,100	33,066
Dennis Thomas	2,100	33,066
Jill Keinsley	2,100	33,066

(1) For each executive officer, 600 shares of common stock will vest on July 1st of, 2019 and 2020 and 300 shares of common stock will vest on July 1st of 2021, 2022, and 2023.

Stock Vested in 2018

The following table sets forth information concerning the exercise of options and the vesting of stock awards in 2018 by our named executive officers. There were no stock options exercised in 2018.

	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
William W. Harrod	300	$12,555
Michael C. Frederick	300	12,555
Dennis Thomas	300	12,555
Jill Keinsley	300	12,555

(1)         Based on a closing price of $41.85 on July 1, 2018, the date on which such shares vested.

Potential Payments Upon Termination or Change in Control

None of our executive officers are subject to any employment agreement which would entitle them to any payment upon termination of employment, absent a change in control. As is more fully described below, all of the named executive officers were subject to change in control agreements with us that were in effect on December 31, 2018 (each, a “Change in Control Agreement”), which provide for payments and benefits to our executive officers following a change in control of First Capital, Inc. and termination of the executive officer’s employment within twelve (12) months (a “Change in Control Termination”). The following table sets forth information concerning potential payments and benefits to which our executive officers would be entitled as of December 31, 2018 in the event of a Change in Control Termination. For purposes of estimating the value of certain equity awards, we have assumed a price per share of our common stock of $42.48, which was the closing price of our stock on December 31, 2018, the last trading day of the year.

	Harrod	Frederick	Thomas	Keinsley
Salary	$661,173	$408,051	$370,539	$327,969
Bonus (1)	259,128	217,890	210,030	203,803
Benefits (2)	13,017	13,289	8,029	6,390
Stock Awards (3)	89,208	89,208	89,208	89,208
Total	1,022,526	728,438	677,806	627,370

(1)         Includes cash payments and stock awards for 2018 under the Bonus Plan and amounts contributed to the executive’s 401(k) and health savings account by the Company in 2018.

(2)         Consists of life, medical, dental, and disability insurance benefits. The value is based upon the type of insurance coverage the Company carried for each executive officer as of December 31, 2018, and is valued at the premiums in effect on December 31, 2018.

(3)         Represents shares of common stock that would vest under the terms of the award agreements therefore. Does not include shares awarded on February 19, 2019 for 2018 performance.

Accrued Pay, Certain Retirement Benefits and Vested Equity Awards

The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, or amounts that are fully vested under the terms of the applicable plan, such as accrued salary and vacation pay.

Change in Control Agreements

First Harrison and First Capital maintain a Change in Control Agreement dated January 20, 2015 with each of William W. Harrod, Michael C. Frederick, Dennis Thomas, and Jill Keinsley, each of which was approved by the Board on January 19, 2019 to continue forward for three (3) additional years.

Upon the occurrence of a change in control (as defined in the agreement) followed within twelve (12) months of the effective date of the change in control by the voluntary or involuntary termination of the executive’s employment, other than for “cause” (as defined in the agreement), the executive will be entitled to certain post-termination payments and benefits.  For purposes of this agreement, “voluntary termination” is limited to the circumstances in which the executive elects to voluntarily terminate his or her employment within twelve (12) months of the effective date of a change in control following any material demotion, loss of title, office or significant authority, material reduction in his annual compensation or benefits (other than a reduction affecting the personnel or the Bank generally), or the relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control.

Under the terms of the agreements, the executive is entitled to receive, as severance pay, a sum equal to three (3) times the sum of the executive’s wages, salary, bonus, and other compensation, if any, paid (including accrued amounts) by the Company or the Bank to the executive during the twelve (12) month period ending on the last day of the month preceding the effective date of the change in control.  The executive is entitled to receive this payment in a lump sum no later than thirty (30) days after the date of his or her termination.  In addition to a cash severance payment, the executive is also entitled to continued life, medical, dental and disability insurance coverage for twelve (12) months following termination of employment.  Notwithstanding any provision in the employment agreements to the contrary, payments and benefits under the agreements are limited so that they will not constitute excess parachute payments under Section 280G of the Internal Revenue Code.

Following termination of employment for any reason, each named executive officer is entitled to his or her own non-forfeitable interest in the Bank’s tax-qualified plans.  The tax-qualified benefits are distributed in accordance with each executive’s distribution election.

All payments due under the employment agreements are guaranteed by First Capital.  All reasonable costs and legal fees incurred by an executive under any dispute or question of interpretation relating to the employment agreements will be paid by First Capital, if the executive is successful on the merits in a legal judgment, arbitration or settlement.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in First Capital common stock during the fiscal year ended December 31, 2018.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits First Capital from extending loans to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from this prohibition for loans by First Harrison to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  First Harrison, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit First Harrison to make loans to its executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. First Harrison currently offers a benefit program to all employees that provides a discount off the interest rate of any loan; officers are permitted to participate in this benefit program.

The Company does not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons.  However, in accordance with banking regulations, the Board reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of First Capital’s capital and surplus (up to a maximum of $500,000) and such loans are approved in advance by a majority of the disinterested members of the Board.  Additionally, as required by the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Company’s President and Chief Executive Officer.  Such potential conflicts of interest include, but are not limited to: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

There are no other transactions or series of similar transactions between us and any of our directors or executive officers in which the amount involved exceeds $120,000 since the beginning of our last fiscal year, or which are currently proposed.

SUBMISSION OF BUSINESS PROPOSALS

AND SHAREHOLDER NOMINATIONS

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than December 14, 2019.  If next year’s annual meeting is held on a date more than 30 days from May 22, 2019, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders.  A copy of the Bylaws may be obtained from the Company upon request.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholders to communicate with the Board and/or individual directors.  Shareholders who wish to communicate with the Board or an individual director should do so in writing to William W. Harrod, President and Chief Executive Officer of First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112.  Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, Carolyn E. Wallace, at the same address.  All other communications should be sent in writing to the attention of the Chairperson of the Nominating Committee, Dana Huber, also at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of First Capital common stock.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

A notice of internet availability regarding this proxy statement and the Company’s Annual Report on Form 10-K has been mailed to persons who were shareholders as of the close of business on March 28, 2019.  Any shareholder who would like to receive a paper copy of the proxy statement or Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company.  The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Jill R. Keinsley
Corporate Secretary

Corydon, Indiana

April 9, 2019

APPENDIX A

FIRST CAPITAL, INC.

2019 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the First Capital, Inc. 2019 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of First Capital, Inc. (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

1933 Act means the Securities Act of 1933, as amended from time to time.

1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

Affiliate means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

Award means any Option, Restricted Stock Award, Performance Award or SAR granted to a Participant under the Plan.

Award Agreement means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

Board of Directors means the Board of Directors of the Company.

Cause means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or Subsidiary, or (2) willful violation of any law, rule or regulation in connection with the performance of a Participant’s duties (other than traffic violations or similar offenses), or (3) with respect to any employee of the Company or Subsidiary, commission of any act of moral turpitude or conviction of a felony, or (4) the willful or negligent failure of the Participant to perform his or her duties in any material respect; provided, however, that if the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of the Plan, Cause shall have the meaning set forth in such agreement.

Change in Control means the occurrence of any one of the following events:

(1)                                 Merger or Consolidation: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than fifty percent (50%) of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company immediately before the merger or consolidation;

(2)                                 Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Section 13(d) or 14(d) of the 1934 Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act), directly or indirectly, of twenty-five percent (25%) or more of a class of the Company’s voting securities; provided, however, that this clause (2) shall not apply to beneficial ownership of Company voting shares held by a trustee or other fiduciary holding securities under an employee benefit plan of the Company or by an entity of which the Company, directly or indirectly, beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3)                                 Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board of Directors (or first nominated by the Board of Directors for election by the shareholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4)                                 Sale of Assets:  The Company or First Harrison Bank sells to a third party all or substantially all of its assets, or consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company or First Harrison Bank’s assets.

Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred with respect to a Participant if the Participant is part of a purchasing group that consummates the Change in Control transaction.  A Participant shall be deemed part of a purchasing group for purposes of the preceding sentence if the Participant is an equity participant in the purchase company or group (except for (i) passive ownership of less than two percent (2%) of the stock of the purchasing company, or (ii) ownership of equity of participation in the purchasing company or group that is otherwise insignificant, as determined prior to the Change in Control by a majority of the continuing Non-Employee Directors).

Change in Control Price means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

Code means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations, and guidance published thereunder.

Committee means the committee of the Board of Directors described in Article 4 of the Plan.

Company means First Capital, Inc., or any successor corporation.

Continuous Status as a Participant means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable.  Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

Covered Employee means a covered employee as defined in Section 162(m)(3) of the Code.

Disability shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(c)(3) of the Code.

Effective Date has the meaning assigned such term in Section 3.1 of the Plan.

Eligible Participant means an employee, officer or director of the Company or any Affiliate.

Exchange means any national securities exchange on which the Stock may from time to time be listed or traded.

Fair Market Value on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

Grant Date means the date an Award is made by the Committee.

Incentive Stock Option means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

Non-Employee Director means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate and is a “non-employee director” within the meaning of Rule 16b-3 under the 1934 Act.

Nonstatutory Stock Option means an Option that is not an Incentive Stock Option.

Option means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

Parent or Subsidiary means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

Participant means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted and currently holds an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

Performance Award means an award of performance shares as described in Section 8.7 of the Plan.

Plan means the First Capital, Inc. 2019 Equity Incentive Plan, as amended from time to time.

Prior Plan means the First Capital Inc. 2009 Equity Incentive Plan, as amended.

Restricted Stock Award means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

Shares means shares of Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

Stock means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

Stock Appreciation Right or SAR means a right granted to a Participant under Article 8 to receive a stock or cash payment, as determined by the Committee in an Award Agreement, equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, as determined pursuant to Article 8.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1                               EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2                               TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1                               COMMITTEE. The Plan shall be administered by the Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “independent directors” (within the meaning of the U.S. Market Rules of the Nasdaq Stock Market), and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee, which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2                               ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3                               AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)                                 Grant Awards;

(b)                                 Designate Participants;

(c)                                  Determine the type or types of Awards to be granted to each Participant;

(d)                                 Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)                                  Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)                                   Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)                                  Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)                                 Decide all other matters that must be determined in connection with an Award;

(i)                                     Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)                                    Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)                                 Amend the Plan or any Award Agreement as provided herein.

Any interpretation of the Plan by the Committee and any decisions made by it under the Plan shall be final and binding on all persons.  No such decisions will be subject to de novo review if challenged in court.  In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and applicable law.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4                               AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

4.5                               INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1                               NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 176,150 (all of which may be issued pursuant to the exercise of Incentive Stock Options, to the extent such Awards are granted under the Plan).  As of the Effective Date, no further awards shall be granted pursuant to the Prior Plan.  During the terms of the Awards, the Company shall keep available at all times the number of Shares required to satisfy such Awards.

5.2                               SHARE COUNTING.  If an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award shall not be available for issuance pursuant to Awards subsequently granted under the Plan.  To the extent that an award granted under the Prior Plan is canceled, terminates, expires, is forfeited or lapses for any reason under the terms of the Prior Plan, any unissued Shares underlying such award shall not be made available for grant of Awards under this Plan.  Notwithstanding anything to the contrary contained in the Plan, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (a) Shares tendered in payment of an Option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) Shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award.

5.3                               STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4                               DELIVERY OF SHARES. Delivery of Shares or other amounts under the Plan shall be subject to the following:

(a)                                 Compliance with Applicable Law.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under the Plan unless such delivery or distribution complies with applicable law (including requirements of the 1933 Act), and the applicable requirements of any Exchange.

(b)                                 Certificates.  To the extent that the Plan provides for the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1                               GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)                                 Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)                                 Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)                                  Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)                                 Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2                               INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)                                 Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of an Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Incentive Stock Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)                                 The expiration date set forth in the Award Agreement.

(2)                                 The tenth anniversary of the Grant Date.

(3)                                 Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)                                 One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)                                 One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Incentive Stock Option otherwise lapses.

Unless the exercisability of an Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Incentive Stock Option after termination of employment, the Incentive Stock Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)                                 Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).  To the extent the aggregate Fair Market Value exceeds such limit, the Options or portions thereof exceeding the limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(c)                                  Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the

Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)                                 Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)                                  Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)                                   Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

ARTICLE 8

RESTRICTED STOCK/PERFORMANCE AWARDS/SARS

8.1                               GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2                               ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3                               FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4                               DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares.  Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the First Capital, Inc. 2019 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and First Capital, Inc. or its Affiliates.  A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of First Capital, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement.  Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5                               VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6                               DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7                               PERFORMANCE AWARDS.  Subject to the limitations of this Plan, the Committee may, in its discretion, grant Performance Awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine.  Performance Awards may be in the form of performance shares.  An award of a performance share is a grant of a right to receive shares of Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a Performance Award and will determine the conditions that must be met in order for a Performance Award to be granted or to vest or be earned.  These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average shareholders’ equity, cash return on average shareholders’ equity, return on average tangible shareholders’ equity, cash return on average tangible shareholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing.  Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than 90 days (or such other time as determined by the Committee with respect to an Award) following the commencement of a performance period, the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each participant for the performance period.

8.8                              GRANT OF SARS.  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(a)                                 Right to Payment.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)                                 The Fair Market Value of a share of Stock on the date of exercise; over

(2)                                 The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option

(b)                                 Other Terms.  All such Awards shall be evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1                               STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2                               TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3                               LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4                               BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5                               STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6                               ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

9.7                               TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1                       CHANGES IN CAPITAL STRUCTURE.  In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards.  Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.  Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2                        CHANGE IN CONTROL.  Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Plan or the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)                                 Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except Cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)                                 Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)                                  The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3                        ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)                                 Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)                                 Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)                                  Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)                                 Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1                        AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2                        AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)                                 Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)                                 The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)                                  Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)                                 No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1                        NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2                        NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3                        WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award, Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4                        NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5                        UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

12.6                        CODE SECTION 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith.  Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service as a Participant shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier).  Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

12.7                        RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.8                        EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.9                        TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.10                 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.11                 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.12                 GOVERNMENT AND OTHER REGULATIONS.

(a)                                 Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)                                 Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

12.13                 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Indiana.

12.14                 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.15                 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16                 SUCCESSORS.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 AM, (EDT) on May, 22, 2019 Online Go to www.investorvote.com/FCAP or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at Using a black ink pen, mark your votes with an X as shown in this example. www.investorvote.com/FCAP Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Christopher L. Byrd 02 - Pamela G. Kraft 03 - Mark D. Shireman 04 - Michael L. Shireman 05 - Samuel E. Uhl For Against Abstain For Against Abstain 2. The ratification of the appointment of Monroe Shine and Co. as First Capital, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2019. 1 Year 3. The approval of an advisory vote on the compensation of First Capital, Inc.’s named executive officers as disclosed in the proxy statement. 2 Years 3 Years Abstain 4. An advisory vote on the frequency of the advisory vote on the compensation of First Capital, Inc.’s named executive officers. 5. Approval of the First Capital, Inc. 2019 Equity Incentive Plan. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 030CKB B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals —The Board of Directors recommmmeenndd aavvootteeFFOORRaallltthheennoomminineeeesslilsistetedd, ,FFOORRPProroppoosasalslsX2–,3Xaanndd 5foarnedveOrNyEXYYEEAARRfSoronPrPorpoopsoasla4l .X. 2019 Annual Meeting Proxy Card

2019 Annual Meeting Admission Ticket 2019 Annual Meeting of First Capital, Inc. Shareholders May 22, 2019 12:00 Noon Local Time First Harrison Bank Main Office 220 Federal Drive, Corydon, Indiana 47112 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/FCAP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2019 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 22, 2019 William Harrod, Kathyrn Ernstberger, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of First Capital, Inc. to be held on May 22, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR Proposals 2, 3 and 5 and ONE YEAR for Proposal 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items First Capital, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, Sign up at www.investorvote.com/FCAP